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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 13, 2001



                                 THE 3DO COMPANY
             (Exact name of Registrant as specified in its charter)


        DELAWARE                        000-21336               94-3177293
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
Incorporation or organization)                            Identification Number)


                                100 CARDINAL WAY
                             REDWOOD CITY, CA 94063
           (Address of principal executive offices including Zip Code)

                                 (650) 385-3000
              (Registrant's telephone number, including area code)



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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

      KPMG LLP has served as The 3DO Company's (the "Company's") auditors and has advised the Company on Federal, State and local tax matters. After an evaluation of services provided by a number of independent accounting firms as well as their knowledge of the industry, the Company's Board of Directors and Audit Committee have decided to engage PricewaterhouseCoopers LLP as Company's independent accountants.

      (a)   Previous independent accountants

            (i) On March 13, 2001, the Company dismissed KPMG LLP as its independent accountants.

            (ii) The reports of KPMG LLP on the financial statements of the Company for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

            (iii) The decision to change independent accountants was approved by the Company's Audit Committee and full Board of Directors.

            (iv) During the Company's two most recent fiscal years and through the date of this report, the Company has had no disagreements with KPMG LLP on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused them to make reference thereto in their report on the financial statements of the Company for such years.

            (v) During the Company's two most recent fiscal years and through the date of this report, the Company has had no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

            (vi) The Company has requested that KPMG LLP furnish it with a letter addressed to the SEC stating whether or not they agree with the above statements. A copy of such letter, dated March 19, 2001, is filed as Exhibit 16 to this Form 8-K.

      (b)   New independent accountants

            (i) The Company engaged PricewaterhouseCoopers LLP as its new independent accountants as of March 13, 2001. During the two most recent fiscal years and through the date of this report, the Company has not consulted with PricewaterhouseCoopers LLP on items which (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Item 304(a)(2) Regulation S-K).

ITEM  7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            Exhibits

                  16.1 Letter of KPMG LLP regarding change in certifying accountant


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 20, 2001                   THE 3DO COMPANY



                                          By: /s/ Kathleen R. McElwee
                                              ---------------------------------
                                              Kathleen R. McElwee
                                              Chief Financial Officer







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                                  EXHIBIT INDEX


Exhibit Number    Description
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
16.1              Letter of KPMG LLP regarding change in certifying accountant